UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 11, 2017
MACY’S, INC.
7 West Seventh Street, Cincinnati, Ohio 45202
(513) 579-7000
-and-
151 West 34th Street, New York, New York 10001
(212) 494-1602

Delaware (State of Incorporation)	1-13536 (Commission File Number)	13-3324058 (IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events.
On December 11, 2017, Macy’s, Inc. (“Macy’s”) issued press releases (the “Press Releases”) announcing the early tender results and pricing of the previously announced tender offer of its wholly owned subsidiary, Macy’s Retail Holdings, Inc., to purchase up to $400 million of the notes listed in the Press Releases. Copies of the Press Releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
99.1	Press release of Macy’s Announcing Early Results dated December 11, 2017.
99.2	Press release of Macy’s Announcing Pricing dated December 11, 2017.

MACY’S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2017	MACY’S, INC. By: /s/Elisa D. Garcia Name: Elisa D. Garcia Title: Chief Legal Officer and Secretary